August 14, 2008

Supplement

SUPPLEMENT DATED AUGUST 14, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE FLEXIBLE INCOME PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

The second and third paragraphs of the section of the Prospectus entitled “The Portfolio — Portfolio Management” are hereby deleted and replaced with the following:

The Portfolio is managed within the Taxable Fixed-Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are W. David Armstrong, Sanjay Verma and Abigail L. McKenna, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Portfolio in February 2005. Mr. Verma has been associated with the Investment Adviser in an investment management capacity since April 2008 and began managing the Portfolio in August 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003-2008. Ms. McKenna has been associated with the Investment Adviser in an investment management capacity since August 1996 and began managing the Portfolio in April 2003.

Mr. Armstrong and Mr. Verma are co-lead managers of the Portfolio and are responsible for the execution of the overall strategy of the Portfolio. Members of the team collaborate to manage the assets of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT SD FI 08/08

August 14, 2008

Supplement

SUPPLEMENT DATED AUGUST 14, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2008

The section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — F. Fund Management — Other Accounts Managed by the Portfolio Managers — With respect to the Flexible Income Portfolio” is hereby deleted and replaced with the following:

As of December 31, 2007:

W. David Armstrong managed 17 registered investment companies with a total of approximately $30.0 billion in assets; no pooled investment vehicles other than registered investment companies; and five other accounts with a total of approximately $490.0 million in assets.

Abigail L. McKenna managed eight registered investment companies with a total of approximately $2.5 billion in assets; nine pooled investment vehicles other than registered investment companies with a total of approximately $673.2 million in assets; and three other accounts with a total of approximately $1.6 billion in assets.

As of August 12, 2008:

Sanjay Verma managed nine registered investment companies with a total of approximately $3.6 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $45.7 million in assets; and no other accounts.

The section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — F. Fund Management — Securities Ownership of Portfolio Managers — With respect to the Flexible Income Portfolio” is hereby deleted and replaced with the following:

As of December 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

W. David Armstrong: None

Abigail L. McKenna: None

As of August 12, 2008, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Sanjay Verma: None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.